RESQ Strategic Income Fund

Class C Shares RQICX

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated January 8, 2024 to

the Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2024

The Board has determined to dissolve all Class C shares of the Fund. Effectively immediately, all references in the Prospectus and SAI to Class C shares with respect to the Fund are hereby deleted.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI each dated February 1, 2024. This document provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-877-940-2526.

Please retain this Supplement for future reference.